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Exhibit 10.2

CONSENT OF ELVINGER, HOSS & PRUSSEN

        We hereby consent to being named and to the summarization of advice attributed to us in the Annual Report on Form 20-F of Stolt-Nielsen S.A. for the fiscal year ended November 30, 2002.

Elvinger, Hoss & Prussen
By:	/s/ Toinon Hoss Name: Toinon Hoss

Luxembourg
June 2, 2003

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  Exhibit 10.2
CONSENT OF ELVINGER, HOSS & PRUSSEN